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SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 5, 2002

Beckman Coulter, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10109	95-104-0600

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 N. Harbor Boulevard
Fullerton, California   92834-3100

(Address of principal executive offices)  (Zip Code)

(714) 871-4848

(Registrant’s telephone number, including area code)

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Item 7. Exhibits

Exhibit 99.1	Press Release “Beckman Coulter Settles Patent Infringement Litigation with Streck Laboratories”

Item 9. Regulation FD Disclosure

On December 5, 2002, Beckman Coulter, Inc. issued the press release attached as Exhibit 99.1.

EXHIBIT INDEX

Exhibits

Exhibit 99.1	Press Release “Beckman Coulter Settles Patent Infringement Litigation with Streck Laboratories”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 5, 2002

BECKMAN COULTER, INC.

By:	/s/ WILLIAM H. MAY

Name: William H. May
Title: Vice President, General Counsel, and Secretary